UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   December 14, 2023

BMO 2023-C7 Mortgage Trust

(Exact name of issuing entity)

(Central Index Key number of issuing entity: 0001995500)

BMO Commercial Mortgage Securities LLC

(Exact name of the depositor as specified in its charter)

(Central Index Key number of depositor: 0001861132)

Bank of Montreal

(Central Index Key number: 0000927971)

Citi Real Estate Funding Inc.

(Central Index Key number 0001701238)

UBS AG

(Central Index Key number 0001685185)

Starwood Mortgage Capital LLC

(Central Index Key number 0001548405)

RRECM Capital II, LLC

(formerly known as Sabal Capital II, LLC)

(Central Index Key number 0001942310)

Greystone Commercial Mortgage Capital LLC

(Central Index Key number 0001931347)

KeyBank National Association

(Central Index Key number 0001089877)

(Exact name of sponsors as specified in their charters)

Delaware	333-255934-09	86-2713125
(State or other jurisdiction	(Commission File Number	(IRS Employer Identification
of incorporation of depositor)	of issuing entity)	No. of depositor)

151 West 42nd Street
New York, New York	10036
(Address of principal executive offices of depositor)	(Zip Code of depositor)

Depositor’s telephone number, including area code     (212) 885-4000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On or about December 19, 2023 (the “Closing Date”), BMO Commercial Mortgage Securities LLC (the “Depositor”) is expected to cause the issuance of the BMO 2023-C7 Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2023-C7 (the “Certificates”), the Uncertificated VRR Interest and the Uncertificated WMRR Interest, pursuant to a Pooling and Servicing Agreement, dated as of December 1, 2023 (the “PSA”), between the Depositor, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, KeyBank National Association, as special servicer, Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer, and Computershare Trust Company, National Association, as certificate administrator and as trustee. The PSA was attached as Exhibit 4.1 to the Current Report on Form 8-K with respect to BMO 2023-C7 Mortgage Trust (the “Issuing Entity”), dated November 30, 2023, which was filed with the Securities and Exchange Commission (the “Commission”) on December 4, 2023 under Commission File Number 333-255934-09. Capitalized terms used but not defined herein shall have the meanings assigned to them in the PSA.

Rialto Capital Advisors, LLC, a Delaware limited liability company (“RCA”), is the special servicer under the BBCMS 2023-C22 PSA, which (a) governs the servicing of the Whole Loan relating to the Mortgaged Property identified on the Mortgage Loan Schedule as RTL Retail Portfolio, the Whole Loan relating to the Mortgaged Property identified on the Mortgage Loan Schedule as Knoll Ridge Apartments and the Whole Loan relating to the portfolio of Mortgaged Properties identified on the Mortgage Loan Schedule as Regency Retail Portfolio, and (b) currently governs the servicing of the Whole Loan relating to the Mortgaged Property identified on the Mortgage Loan Schedule as 60 Hudson until the securitization of the related Controlling Pari Passu Companion Loan. As such, Rialto is an Outside Special Servicer with respect to the BMO 2023-C7 transaction.

Further information regarding the Mortgage Loans and the Public Certificates is set forth in the Depositor’s Prospectus, dated November 30, 2023 (the “Prospectus”).

The below paragraph is an update provided by RCA to RCA’s disclosure under “Transaction Parties—Servicers—The Outside Servicers and the Outside Special Servicers— Rialto Capital Advisors, LLC” in the Prospectus.

From time to time, RCA and/or its affiliates may purchase securities, including Certificates in this offering and in the secondary market, and may dispose of them at any time. RCA or an affiliate thereof is expected to purchase $1,250,000 of the Class D Certificates on the Closing Date. Except as described above, neither RCA or any of its affiliates intends to retain any Certificates issued by the Issuing Entity or any other economic interest in this securitization transaction on the Closing Date. However, RCA or its affiliates may, in the future, retain or own interests in certain Classes of Certificates. Any such party will have the right to dispose of such Certificates at any time.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 14, 2023	BMO COMMERCIAL MORTGAGE SECURITIES LLC

	By:	/s/ Paul Vanderslice
		Name:	Paul Vanderslice
		Title:	Chief Executive Officer

BMO 2023-C7 – Form 8-K